U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    May 11, 2000

ADOLPH COORS COMPANY
(Exact name of registrant as specified in its charter)

           COLORADO                       0-8251                84-0178360
(State or other jurisdiction of    (Commission File No.)     (I.R.S. Employer
 incorporation or organization)                             Identification No.)

            Golden, Colorado                                      80401
(Address of principal executive offices)                        (Zip Code)

                                  303-279-6565
              (Registrant's telephone number, including area code)

Not applicable
(Former name or address, if changed since last report)

                     PART II.  OTHER INFORMATION

Item 5.  Other Events

On May 11, 2000, Adolph Coors Company (ACC) issued a news release announcing changes to certain Board of Directors and top management positions at ACC and the Company's principal subsidiary, Coors Brewing Company (CBC). ACC's May 11, 2000 news release is attached hereto as Exhibit 1.

Item 7.  Financial Statements and Exhibits

    (c)  Exhibits

         1.  News Release of Adolph Coors Company dated May 11, 2000.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  ADOLPH COORS COMPANY


                                  By /s/ M. Caroline Turner

                                  M. Caroline Turner
                                  Vice President and Secretary

June 2, 2000